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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of report (Date of earliest event reported):  December 21, 2001

                                CYTRX CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        000-15327                58-1642750

(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

154 Technology Parkway
Suite 200
Norcross, Georgia                                 30092
(Address of Principal Executive Offices)        (Zip Code)




Registrant's telephone number, including area code:    (770) 368-9500

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS.

     On December 7, 2001, CytRx entered into a license agreement (the "License Agreement") with Vical Incorporated ("Vical") granting Vical exclusive, worldwide rights to use or sublicense CytRx's TranzFect poloxamer technology to enhance viral or non-viral delivery of polynucleotides (such as DNA and RNA) in all preventive and therapeutic human and animal health applications, except for
(1) four infectious disease vaccine targets previously licensed by CytRx to Merck & Co., Inc. and (2) DNA vaccines or therapeutics based on prostate-specific membrane antigen (PSMA). In addition, the License Agreement permits Vical to use TranzFect poloxamer technology to enhance the delivery of proteins in prime-boost vaccine applications that involve the use of polynucleotides. Under the License Agreement, CytRx received an up-front payment of $3,750,000 and has the potential to receive milestone and royalty payments in the future based on criteria described in the License Agreement.

     A copy of the License Agreement is filed as Exhibit 99 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)   Financial Statements of Business Acquired.

     Not applicable.

     (b)   Pro Forma Financial Information.

     Not applicable.

     (c) The following exhibits are filed as part of this Current Report on Form 8-K:

    EXHIBIT NO.                 DESCRIPTION
    -----------                 -----------

        99           License Agreement between Vical Incorporated and CytRx
                     Corporation*

* Confidential treatment has been requested with respect to certain portions of this agreement.

                                       -2-



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTRX CORPORATION


                                        By:  /s/ Mark W. Reynolds
                                           -------------------------------------
                                        Name:    Mark W. Reynolds
                                             -----------------------------------
                                        Title:   Vice President, Finance
                                              ----------------------------------

Dated: December 21, 2001